UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2012

Bazi International, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-032420	84-1575085
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18552 MacArthur Boulevard, Suite 325, Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 203-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 17, 2012, Bazi International, Inc. (“Bazi” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that Bazi completed the previously announced Merger (as defined below) pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement") among the Company, Bazi Acquisition Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), True Drinks, Inc., a Delaware corporation formerly known as GT Beverage Company, Inc. ("True Drinks"), and MKM Capital Advisors, LLC, a Delaware limited liability company, for the benefit of Holders (as defined below) (the “Holder Representative”), pursuant to which Merger Sub merged with and into True Drinks with True Drinks continuing as the surviving corporation and becoming a wholly-owned subsidiary of the Company (the "Merger").

The Company also disclosed that, pursuant to the terms and conditions of the Merger Agreement, on the Closing Date, each holder of shares of True Drinks common stock, par value $0.001 per share ("True Drinks Common Stock"), had the right to receive shares of the Company's newly-created Series A Convertible Preferred Stock, par value $0.001 per share ("Preferred Stock"), which shares of Preferred Stock are convertible into, and represent on an as-converted basis, approximately 95.5% of the issued and outstanding shares of the Company's common stock, par value $0.001 per share ("Common Stock"), with the remaining 4.5% retained by holders of Common Stock existing immediately prior to the Closing Date.

In the Original 8-K, the Company reported that the information required by Item 9.01 would be filed by amendment no later than 71 calendar days after the date the Original 8-K was required to be filed. The Company is filing this amendment to the Original Form 8-K to include such information.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

The audited financial statements of GT Beverage Company, LLC including the balance sheets as of December 31, 2011 and 2010, and the related statements of operations, members’ deficit, and cash flows for the years then ended are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of True Drinks, Inc. including the unaudited condensed consolidated balance sheets as of September 30, 2012 and 2011, and the related statements of operations and cash flows for the nine months ended September 30, 2012 and 2011 are attached as Exhibit 99.2 hereto and are incorporated herein by reference.

GT Beverage Company, LLC was acquired by True Drinks, Inc. during May 2012 as is considered to be a “predecessor” entity under SEC rules and regulations.  Accordingly, while True Drinks, Inc. was formed in January 2012, it is deemed to be the continuation of GT Beverage Company, LLC’s business and audited financial statements of GT Beverage Company, LLC, the predecessor, have been provided for the years ended December 31, 2011 and 2010. Additionally, unaudited interim financial statements of True Drinks, Inc. as of and for the nine months ended September 30, 2012 have been provided with comparative unaudited interim financial  statements as of and for the nine months ended September 30, 2011 of GT Beverage Company, LLC as the predecessor entity.

(b)  Pro Forma Financial Information

The unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2012 and the unaudited pro forma combined condensed consolidated statements of operations for the year ended December 31, 2011 and for the nine months ended September 30, 2012, including the notes thereto, are attached as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)  Exhibits

Exhibit Number	Description
99.1
Historical  financial statements of GT Beverage Company, LLC including  balance sheets as of December 31, 2011 and 2010, and the related  statements of operations, members’ deficit, and cash flows for the years then ended.

99.2	The unaudited interim condensed consolidated financial statements of True Drinks, Inc. as of and for the nine months ended September 30, 2012 and 2011.
99.3
The unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2012 and the unaudited pro forma combined condensed consolidated statements of operations for the year ended December 31, 2011 and for the nine months ended September 30, 2012, including the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bazi International, Inc.

Date: December 27, 2012	By:	/s/ Daniel Kerker
Daniel Kerker
Chief Financial Officer